Exhibit 99.1

QuickLogic Reports Fiscal Third Quarter 2026 Financial Results

SAN JOSE, Calif. – November 10, 2026 - QuickLogic® Corporation (NASDAQ: QUIK) (“QuickLogic” or the “Company”), a developer of embedded FPGA ("eFPGA") Hard IP, Strategic Radiation Hardened and Antifuse FPGAs, and ruggedized programmable logic solutions, today announced its financial results for the fiscal third quarter ended September 27, 2026.

Recent Highlights

•	Secured a six-figure eFPGA Hard IP design win for an automotive industrial SoC targeting battery management, precision motor control, and robotic applications on a 16nm process technology
•	Expanded our eFPGA IP portfolio with a new 12LP core featuring enhanced DSP capabilities, scalability beyond 250,000 LUTs, and optional configuration-bit health monitoring for improved reliability in mission-critical applications
•	Appointed James Sullivan as Senior Vice President of Finance and Chief Financial Officer

“Our recent automotive and industrial design win is a strong validation of our eFPGA technology," said Brian Faith, CEO of QuickLogic. "Combined with our latest eFPGA Hard IP advancements and continued progress on the U.S. strategic radiation-hardened FPGA program, we are building momentum across key areas of our business and anticipate a strong finish to the year."

Fiscal Third Quarter 2026 Financial Results

Total revenue from continuing operations for the third quarter of fiscal 2026 was $5.1 million, an increase of 153.2% compared with the third quarter of 2025 and a decrease of 6.3% compared with the second quarter of 2026.

New product revenue from continuing operations was approximately $4.0 million for the third quarter of 2026, an increase of $3.1 million, or 324.4%, compared with the third quarter of 2025 and a decrease of $0.6 million, or 13.2%, compared with the second quarter of 2026.

Mature product revenue from continuing operations was $1.1 million for the third quarter of 2026, compared with $1.1 million in the third quarter of 2025 and $0.8 million in the second quarter of 2026.

Third quarter 2026 GAAP gross margin from continuing operations was 37.4%, compared with (23.3%) in the third quarter of 2025 and 43.9% in the second quarter of 2026.

Third quarter 2026 non-GAAP gross margin from continuing operations was 41.0%, compared with (11.9%) in the third quarter of 2025 and 46.8% in the second quarter of 2026.

Third quarter 2026 GAAP operating expenses from continuing operations were $4.0 million, compared with $3.5 million in the third quarter of 2025 and $4.1 million in the second quarter of 2026.

Third quarter 2026 non-GAAP operating expenses from continuing operations were $3.3 million, compared with $2.9 million in the third quarter of 2025 and $3.5 million in the second quarter of 2026.

Third quarter 2026 GAAP net loss was ($2.2 million), or ($0.12) per share, compared with a net loss of ($4.0 million), or ($0.24) per share, in the third quarter of 2025, and a net loss of ($0.9 million), or ($0.05) per share, in the second quarter of 2026.

Third quarter 2026 non-GAAP net loss was ($1.3 million), or ($0.07) per share, compared with a net loss of ($3.2 million), or ($0.19) per share, in the third quarter of 2025, and a net loss of ($1.1 million), or ($0.06) per share, in the second quarter of 2026.

Conference Call

QuickLogic will hold a conference call at 2:30 p.m. Pacific Time / 5:30 p.m. Eastern Time today, November 10, 2026, to discuss its current financial results. The conference call will be webcast on QuickLogic’s IR Site Events Page at https://ir.quicklogic.com/ir-calendar. To join the live conference, you may dial (877) 407-0792 and international participants should dial (201) 689-8263 by 2:20 p.m. Pacific Time. A recording of the call will be available approximately one hour after completion. To access the recording, please call (844) 512-2921 and reference the passcode 13763456.

The call recording, which can be accessed by phone, will be available through November 17, 2026, and the webcast will be available for 12 months on the Company's website.

About QuickLogic

QuickLogic is a fabless semiconductor company specializing in eFPGA Hard IP, Strategic Radiation Hardened and Antifuse FPGAs, and ruggedized programmable logic solutions. QuickLogic's unique approach combines cutting-edge technology with open-source tools to deliver highly customizable low-power solutions for aerospace and defense, industrial, computing, and consumer markets. For more information, visit www.quicklogic.com.

QuickLogic uses its website (www.quicklogic.com), its blog (https://www.quicklogic.com/blog/), and LinkedIn page (https://www.linkedin.com/company/13512/) as channels of distribution of information about its products, its planned financial and other announcements, its attendance at upcoming investor and industry conferences, and other matters. Such information may be deemed material information, and QuickLogic may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company’s website and its social media accounts, in addition to following the Company’s press releases, SEC filings, public conference calls, and webcasts.

Non-GAAP Financial Measures

QuickLogic reports financial information in accordance with United States Generally Accepted Accounting Principles ("GAAP"), but believes that non-GAAP financial measures are helpful in evaluating its operating results and comparing its performance to comparable companies. Accordingly, the Company excludes certain charges related to stock-based compensation, impairment charges, and restructuring costs, as well as significant non-recurring gains, in calculating non-GAAP (i) operating expenses, (ii) income (loss) from operations, (iii) net income (loss), (iv) net income (loss) per share, and (v) cost of revenue and gross margin percentage. The Company provides this non-GAAP information to enable investors to evaluate its operating results in a manner consistent with how the Company analyzes its operating results and to provide consistency and comparability with similar companies in the Company’s industry.

Management uses the non-GAAP measures, which exclude gains, losses, and other charges that are considered by management to be outside of the Company’s core operating results, internally to evaluate its operating performance against results in prior periods and its operating plans and forecasts. In addition, the non-GAAP measures are used to plan for the Company’s future periods and serve as a basis for the allocation of the Company's resources, management of operations and the measurement of profit-dependent cash flows, and equity compensation paid to employees and executive officers.

Investors should note, however, that the non-GAAP financial measures used by QuickLogic may not be the same non-GAAP financial measures and may not be calculated in the same manner as that of other companies. QuickLogic does not, nor does it suggest that investors should, consider such non-GAAP financial measures alone or as a substitute for financial information prepared in accordance with GAAP. A reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statements portion of this press release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP financial measures with their most directly comparable GAAP financial measures.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company's future profitability, revenue growth, and cash flows, expectations regarding its future business and statements regarding the timing, milestones, and payments related to its government contracts, statements regarding expected contracts and the expected magnitude of such contracts, and statements regarding expected adoption rates and/or orders by customers. Actual results may differ due to a variety of factors including: delays in the market acceptance of the Company’s new products; the ability to convert design opportunities into customer revenue; the ability to replace revenue from end-of-life products; the level and timing of customer design activity; the market acceptance of the Company's customers’ products; the risk that orders may not result in future revenue; ability to introduce and produce new products based on advanced wafer technology on a timely basis; ability to adequately market the low power, competitive pricing, and short time-to-market of the Company's new products; intense competition; ability to hire and retain qualified personnel; changes in product demand or supply; general economic conditions; political events, international trade disputes, natural disasters, and other business interruptions that could disrupt supply or delivery of, or demand for, the Company’s products; and changes in tax rates and exposure to additional tax liabilities. These and other potential factors and uncertainties that could cause actual results to differ materially from the results contemplated or implied are described in more detail in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the "SEC"), including the risks discussed in the “Risk Factors” section in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as disclosed in the Company’s prior press releases, which are available on the Company's Investor Relations website at http://ir.quicklogic.com/ and on the SEC website at www.sec.gov/. In addition, please note that the date of this press release is November 10, 2026, and any forward-looking statements contained herein are based on management's current expectations and assumptions that the Company believes to be reasonable as of this date. QuickLogic is not obliged to update these statements even as new information becomes available or other events occur in the future.

QuickLogic and logo are registered trademarks of QuickLogic. All other trademarks are the property of their respective holders and should be treated as such.

Company Contact

James Sullivan

Chief Financial Officer

(408) 990-4000

ir@quicklogic.com

IR Contact

Alison Ziegler

Darrow Associates, Inc.
(201) 220-2678
ir@quicklogic.com

CODE: QUIK-E

 –Tables Follow –

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 27, 2026	September 28, 2025	June 28, 2026	September 27, 2026	September 28, 2025
Revenue	$5,138	$2,029	$5,482	$15,671	$10,041
Cost of revenue	3,217	2,501	3,075	9,501	7,682
Gross profit (loss)	1,921	(472)	2,407	6,170	2,359
Operating expenses:
Research and development	1,491	1,398	1,556	4,559	3,859
Selling, general and administrative	2,512	2,057	2,552	7,501	6,555
Impairment charges	—	—	—	—	300
Restructuring costs	34	—	16	61	75
Total operating expenses	4,037	3,455	4,124	12,121	10,789
Operating income (loss)	(2,116)	(3,927)	(1,717)	(5,951)	(8,430)
Interest expense	(39)	(87)	(71)	(164)	(292)
Interest income and other income (expense), net	(16)	9	(41)	(90)	(28)
Gain on extinguishment of vendor payable	—	—	950	950	—
Income (loss) from continuing operations before income taxes	(2,171)	(4,005)	(879)	(5,255)	(8,750)
(Benefit from) provision for income taxes	8	(1)	3	8	5
Net income (loss) from continuing operations	(2,179)	(4,004)	(882)	(5,263)	(8,755)
Net income (loss) from discontinued operations, net of taxes and inclusive of $87 in restructuring costs for the nine months ended September 28, 2025	(4)	(3)	(5)	(13)	(113)
Net income (loss)	$(2,183)	$(4,007)	$(887)	$(5,276)	$(8,868)
Net income (loss) from continuing operations per share:
Basic	$(0.12)	$(0.24)	$(0.05)	$(0.29)	$(0.55)
Diluted	$(0.12)	$(0.24)	$(0.05)	$(0.29)	$(0.55)
Net income (loss) per share:
Basic	$(0.12)	$(0.24)	$(0.05)	$(0.29)	$(0.56)
Diluted	$(0.12)	$(0.24)	$(0.05)	$(0.29)	$(0.56)
Weighted average shares outstanding:
Basic	18,419	16,516	18,110	17,999	15,957
Diluted	18,419	16,516	18,110	17,999	15,957

Note: Income taxes related to discontinued operations were immaterial in nature for the periods presented and as such, only net income (loss) from discontinued operations was reported herein.

QUICKLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	September 27, 2026	December 28, 2025
ASSETS
Current assets:
Cash and cash equivalents	$19,199	$18,840
Accounts receivable, net	1,030	2,809
Contract assets	335	217
Inventories	938	956
Prepaid expenses and other	2,308	1,399
Assets of business held for disposal, net	—	2
Total current assets	23,810	24,223
Property and equipment, net	16,197	18,233
Capitalized internal-use software, net	1,429	1,117
Right of use assets, net	226	464
Intangible assets, net	310	339
Inventories	—	187
Other assets	266	241
TOTAL ASSETS	$42,238	$44,804
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Revolving line of credit	$5,000	$15,000
Trade payables	2,235	2,251
Accrued liabilities	1,732	1,779
Deferred revenue	786	64
Notes payable, current	1,466	1,870
Lease liabilities, current	218	321
Total current liabilities	11,437	21,285
Long-term liabilities:
Lease liabilities	—	126
Notes payable	823	926
Total liabilities	12,260	22,337
Stockholders’ equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.001 par value; 200,000 authorized; 18,754 and 17,290 shares issued and outstanding as of September 27, 2026 and December 28, 2025, respectively	19	17
Additional paid-in capital	359,447	346,662
Accumulated deficit	(329,488)	(324,212)
Total stockholders’ equity	29,978	22,467
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,238	$44,804

QUICKLOGIC CORPORATION

SUPPLEMENTAL RECONCILIATIONS OF GAAP AND NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts and percentages)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 27, 2026	September 28, 2025	June 28, 2026	September 27, 2026	September 28, 2025
GAAP operating income (loss)	$(2,116)	$(3,927)	$(1,717)	$(5,951)	$(8,430)
Adjustment for stock-based compensation within:
Cost of revenue	184	231	158	498	578
Research and development	134	96	139	481	443
Selling, general and administrative	572	501	457	1,523	1,586
Adjustment for impairment charges	—	—	—	—	300
Adjustment for restructuring costs	34	—	16	61	75
Non-GAAP operating income (loss)	$(1,192)	$(3,099)	$(947)	$(3,388)	$(5,448)
GAAP net income (loss) from continuing operations	$(2,179)	$(4,004)	$(882)	$(5,263)	$(8,755)
Adjustment for stock-based compensation within:
Cost of revenue	184	231	158	498	578
Research and development	134	96	139	481	443
Selling, general and administrative	572	501	457	1,523	1,586
Adjustment for impairment charges	—	—	—	—	300
Adjustment for restructuring costs	34	—	16	61	75
Adjustment for significant non-recurring gain	—	—	(950)	(950)	—
Non-GAAP net income (loss) from continuing operations	$(1,255)	$(3,176)	$(1,062)	$(3,650)	$(5,773)
GAAP net income (loss) from discontinued operations	$(4)	$(3)	$(5)	$(13)	$(113)
Adjustment for stock-based compensation within:
Research and development	—	—	—	—	(32)
Adjustment for restructuring costs	—	—	—	—	87
Non-GAAP net income (loss) from discontinued operations	$(4)	$(3)	$(5)	$(13)	$(58)
Non-GAAP net income (loss)	$(1,259)	$(3,179)	$(1,067)	$(3,663)	$(5,831)
GAAP net income (loss) from continuing operations per share, basic	$(0.12)	$(0.24)	$(0.05)	$(0.29)	$(0.55)
Adjustment for stock-based compensation	0.05	0.05	0.04	0.14	0.16
Adjustment for impairment charges	—	—	—	—	0.02
Adjustment for restructuring costs	—	—	—	—	0.01
Adjustment for significant non-recurring gain	—	—	(0.05)	(0.05)	—
Non-GAAP net income (loss) from continuing operations per share, basic	$(0.07)	$(0.19)	$(0.06)	$(0.20)	$(0.36)
GAAP net income (loss) from discontinued operations per share, basic	$—	$—	$—	$—	$(0.01)
Adjustment for stock-based compensation	—	—	—	—	—
Adjustment for restructuring costs	—	—	—	—	0.01
Non-GAAP net income (loss) from discontinued operations per share, basic	$—	$—	$—	$—	$—
Non-GAAP net income (loss) per share, basic	$(0.07)	$(0.19)	$(0.06)	$(0.20)	$(0.36)
GAAP net income (loss) from continuing operations per share, diluted	$(0.12)	$(0.24)	$(0.05)	$(0.29)	$(0.55)
Adjustment for stock-based compensation	0.05	0.05	0.04	0.14	0.16
Adjustment for impairment charges	—	—	—	—	0.02
Adjustment for restructuring costs	—	—	—	—	0.01
Adjustment for significant non-recurring gain	—	—	(0.05)	(0.05)	—
Non-GAAP net income (loss) from continuing operations per share, diluted	$(0.07)	$(0.19)	$(0.06)	$(0.20)	$(0.36)
GAAP net income (loss) from discontinued operations per share, diluted	$—	$—	$—	$—	$(0.01)
Adjustment for stock-based compensation	—	—	—	—	—
Adjustment for restructuring costs	—	—	—	—	0.01
Non-GAAP net income (loss) from discontinued operations per share, diluted	$—	$—	$—	$—	$—
Non-GAAP net income (loss) per share, diluted	$(0.07)	$(0.19)	$(0.06)	$(0.20)	$(0.36)
GAAP gross margin percentage from continuing operations	37.4%	(23.3)%	43.9%	39.4%	23.5%
Adjustment for stock-based compensation included in cost of revenue	3.6%	11.4%	2.9%	3.1%	5.8%
Non-GAAP gross margin percentage from continuing operations	41.0%	(11.9)%	46.8%	42.5%	29.3%

QUICKLOGIC CORPORATION

SUPPLEMENTAL DATA

(Unaudited)

	Percentage of Revenue			Change in Revenue
	Q3 2026	Q3 2025	Q2 2026	Q3 2026 to Q3 2025	Q3 2026 to Q2 2026
COMPOSITION OF REVENUE
Revenue by product: (1)
New products	79%	47%	85%	324%	(13)%
Mature products	21%	53%	15%	2%	33%
Revenue by geography:
Asia Pacific	9%	47%	8%	(53)%	1%
North America	85%	51%	88%	323%	(9)%
Europe	6%	2%	4%	736%	54%

_____________________

(1)

New products include all products manufactured on 180 nanometer or smaller semiconductor processes, and eFPGA IP and related professional services. Mature products include all products produced on semiconductor processes larger than 180 nanometer. Associated royalty revenues are included within their respective device's classification. The Company notes it did not recognize revenue at the SensiML entity held for disposal during the periods presented herein.